Howard Weil Energy Conference New Orleans, LA March 21, 2006 Martin Ferron - President Wade Pursell - Chief Financial Officer

Certain statements made herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "will," "look forward to" and similar expressions are intended to identify forward-looking statements. The expectations set forth in this filing regarding accretion, returns on invested capital, achievement of annual savings and synergies, achievement of strong cash flow, sufficiency of cash flow to fund capital expenditures, achievement of debt reduction targets and the proposed merger of Remington Oil and Gas Corporation into a wholly owned subsidiary of Helix are only the parties' expectations regarding these matters. Actual results could differ materially from these expectations depending on factors such as the combined company's cost of capital, the ability of the combined company to identify and implement cost savings, synergies and efficiencies in the time frame needed to achieve these expectations, prior contractual commitments of the combined companies and their ability to terminate these commitments or amend, renegotiate or settle the same, the combined company's actual capital needs, the absence of any material incident of property damage or other hazard that could affect the need to effect capital expenditures, any unforeseen merger or acquisition opportunities that could affect capital needs, the costs incurred in implementing synergies and the factors that generally affect both Helix's and Remington's respective businesses as further outlined in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in each of the companies' respective Annual Reports on Form 10-K for the year ended December 31, 2005. Actual actions that the combined company may take may differ from time to time as the combined company may deem necessary or advisable in the best interest of the combined company and its shareholders to attempt to achieve the successful integration of the companies, the synergies needed to make the transaction a financial success and to react to the economy and the combined company's market for its exploration and production. Forward-Looking Statements

Helix and Remington will file a proxy statement/prospectus and other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission ("SEC"). Investors are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Helix free of charge by requesting them in writing from Helix or by telephone at (281) 618-0400. You may obtain documents filed with the SEC by Remington free of charge by requesting them in writing from Remington or by telephone at (214) 210-2650. Helix and Remington, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Remington in connection with the merger. Information about the directors and executive officers of Helix and their ownership of Helix stock is set forth in the proxy statement for Helix's 2005 Annual Meeting of Shareholders. Information about the directors and executive officers of Remington and their ownership of Remington stock is set forth in the proxy statement for Remington's 2005 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available. Additional Information

Helix Strategy Contracting Services Oil & Gas Production Financial Information Recent Highlights & Near Term Goals Presentation Outline H E L I X E N E R G Y S O L U T I O N S

Helix Energy Solutions Group, Inc. Ticker symbol: NASDAQ: HELX Website: www.HelixESG.com Trading commenced on the NASDAQ with new ticker symbol HELX on Monday, March 6, 2006 Helix Energy Solutions H E L I X E N E R G Y S O L U T I O N S

H E L I X E N E R G Y S O L U T I O N S Guiding Principles Vision Statement To be a leading provider of select life of field solutions on all energy projects but with a specialty for marginal energy resources, further differentiated by a preference to share risk / reward through participation in energy resource equity and a willingness to accept energy resource commodities in return for services provided. To accomplish this while providing a safe, supportive and stimulating work environment for our employees Values Strong HSE focus Innovative technical and commercial approaches A can-do-attitude Excellent customer relationships and service Delivery of quality work Commitments Safety Environment Quality Customers

Strategy H E L I X E N E R G Y S O L U T I O N S

Industry Macro Issues H E L I X E N E R G Y S O L U T I O N S Increasing Number of Mature and Small Reservoirs Increasing Ratio of Contribution to Global Production from Marginal Fields Increasing Subsea Development Highly Cyclical Market

Helix: A Full Cycle Energy Service Company Service Contractor Production Contractor Oil & Gas Producer H E L I X E N E R G Y S O L U T I O N S We provide development solutions and related services to the energy market and specialize in the exploitation of marginal fields where we differentiate ourselves by taking oil and gas production as well as cash as payment for our services. Production Contractor Service Contractor Oil & Gas Producer Oil & Gas Producer

Two Stranded Strategy Contracting Services & = Reduced Cyclicality (Steady Growth) And Superior Financial Returns H E L I X E N E R G Y S O L U T I O N S Oil & Gas Production

Structure / Resources

HELIX
ENERGY SOLUTIONS



Contracting Services
Oil & Gas Production
Prospect Generation/ Exploration
Deepwater PUDs
Mature Properties
Reservoir & Well Tech Serv
Drilling
Production Facilities
Construction
Well Operations
180 + Engineers
Q4000
Marco Polo
Ind. Hub
Gunnison
Shelf Constr. (Cal Dive)
Deepwater Construction
Q4000
Seawell
4 DP DSVs
4 Sat DSVs
15 Diving Vessels
3 Pipelay Vessels
Intrepid
Express
Caesar
25 ROVs
4 Trenchers

11

H E L I X E N E R G Y S O L U T I O N S Exploration Appraisal Development Abandonment Production Application of Contracting Services Reservoir & Well Tech Services Drilling Production Facilities Construction Well Operations 'Full cycle cost can be reduced by at least 20% compared to conventional approaches' 12

Our Offices Houston Port Arthur New Iberia Lafayette Rotterdam Houston New Iberia Aberdeen London Aberdeen Kuala Lumpur Perth Houston Aberdeen Houston Aberdeen Singapore H E L I X E N E R G Y S O L U T I O N S Our Offices

Contracting Services H E L I X E N E R G Y S O L U T I O N S

Two Stranded Approach External Contracting & = H E L I X E N E R G Y S O L U T I O N S Production Contracting Internal Backlog And Superior Return on Capital Reservoir & Well Tech Services Drilling Production Facilities Construction Well Ops.

Services - Reservoir and Well Technology

Transforming subsurface uncertainty into value

HELIX RDS

Helix RDS is a world class provider of reservoir and well technology services to the upstream oil and gas industry. The combination of our business scale, service scope, track record and independence make Helix RDS a unique service partner. This capability and experience continues to transform subsurface uncertainty into significant value for our clients around the globe.

- **CoreTeams™** - outsourced integrated reservoir management and well technology capabilities
- **OnDemand™** - consultancy services
- **Pulse™** - online analysis of upstream data
- **FaultFinder™** - high definition analysis of faulting
- **FlowDoctor™** - flow assurance service
- **LogDoctor™** - formation evaluation services
- **ProductionMentor™** - production optimization
- **PromotePartner™** service offered to oil and gas companies to help maximise the value of an asset through a promote, farm out or divestment process.
- **SandMentor™** - sand production analyzer
- **WellDoctor™** is our well integrity assurance service

16

HELIX ENERGY SOLUTIONS

H E L I X E N E R G Y S O L U T I O N S Q4000 Upgrade Addition Of Modular-Based Drilling System Hybrid Slimbore Technology Designed For Deepwater Exploration And Appraisal Scheduled Completion: Early 2007 Services - Drilling

H E L I X E N E R G Y S O L U T I O N S Host production facilities capitalizing on "Hub and satellite" field concept of the Deepwater Gulf Fixed monthly demand charges and volumetric tariff charges Farm-In opportunities Installation of facility and Subsea tiebacks Services - Production Facilities

Technically diverse DP Fleet Reel Lay and S -Lay Specialized Assets Target Niche Markets Deepwater Track Record; installed pipe in 5,600 feet Sat and Surface Diving Construction and abandonment Inspection, repair and maintenance Work Class ROV Systems Trenching/Burial Expertise DP Vessels Global Operations Deepwater Construction Robotics Shelf Construction Services - Construction

Life of field services Recognized industry leader Alternative to drill rig 25% - 50% cost advantage Riser based technology Established position in largest world market Property sales to Independents SIL based technology UK Market Seawell Q4000 US Market Services - Well Operations

Oil & Gas Production

Access to both deepwater prospects and the means to exploit them Operatorship in deepwater 100% ownership of Remington properties allows Helix to control own destiny Prospect generation Targeting 30% fleet utilization with Remington / ERT activity (backlog > $1 Billion) Complements expanding deepwater fleet and production expertise Added resources for geographic expansion of model Helix Model Legacy ERT Operations Formed ERT in 1992 Strategy has been to acquire mature, sunset properties at attractive prices Enjoy exploitation of remaining reserves Operator of 40 fields, 120 platforms and 500 wells Counteract Contracting Services volatility Initial deepwater investment in 2000 via Gunnison Multiple deepwater PUD acquisitions through 2005 Remington Acquisition Oil and Gas Production

Proved Reserves Proved Developed / PUD Ratio Oil / Gas Reserves Mix Annual Production Historical and Pro Forma Reserve Profile

H E L I X E N E R G Y S O L U T I O N S Bottom-up reserve risk assessment based on historical success rates. 5-7 year drilling inventory. Targeting 30% fleet utilization with Remington/ERT activity. Remington Prospect Portfolio 1 Over $1 Billion of life of field services involved.

Combined Deepwater Portfolio



LOUISIANA
Motor Mouth
Ty Webb
Telemark
Independence Hub
Tulane
Al Czervik
Tiger
Bass Lite
Devil's Island
Noonan
Marco Polo
Gunnison
Remington Deepwater Prospects
Drillable with Q4000
Helix Fields
Helix Production Facilities

25

HELIX ENERGY SOLUTIONS

Combined Production : > 220 mcfe/d (2006) Combined Proven Reserves : > 500 bcfe (end 2005) Combined Deepwater Fields : > 30 Combined Risked Prospects : > 1,400 bcf Associated Services Backlog : > $1,000 m Post Remington Numbers H E L I X E N E R G Y S O L U T I O N S

Cal Dive Hedges: As Of February 28, 2006 H E L I X E N E R G Y S O L U T I O N S Production Period Instrument Type Average Monthly Volumes Weighted Average Price Crude Oil Jan - Dec 2006 Collars 125 MBbl $44.00 - $70.48 Jan - Dec 2007 Collars 50 MBbl $40.00 - $62.15 Natural Gas Jan - Dec 2006 Collars 718,750 MMBtu $8.16 - $14.40 Jan - Mar 2007 Collars 600,000 MMBtu $8.00 - $16.24 * Does not include Hedges on Remington Production

H E L I X E N E R G Y S O L U T I O N S Financial Information

Consistent Top Line Growth 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Contracting Services 32.7 63.9 93.9 139 128 110 164 240 259 300 500 700 Oil & Gas 4.8 12.2 16.5 12.6 32.5 70.8 63.4 62.8 137.3 243 272 400 36% CAGR Revenues in Millions H E L I X E N E R G Y S O L U T I O N S Estimate

Bottom Line 2002 2003 2004 2005 2006 12.4 32.8 79.9 150 191 82 Net Income in Millions Range H E L I X E N E R G Y S O L U T I O N S Estimate

Significant Cash Generation 2002 2003 2004 2005 2006 65.8 126.9 239.3 353 490 128 EBITDA in Millions (see GAAP reconciliation at www.HelixESG.com) Estimate Range H E L I X E N E R G Y S O L U T I O N S

2001 2002 2003 2004 2005 2005 12 5 7 13 17 22 Return on Capital Invested 4th QTR 12 5 7 13 17 22 Percentage (see calculation at Company's website - www.HelixESG.com) H E L I X E N E R G Y S O L U T I O N S 32

CAPEX MIX Marine Contracting Oil & Gas Production 58 42 2002 - 2005 $1 Billion Marine Contracting Oil & Gas Production 25 75 Contracting Services Oil & Gas Production 42 58 $ 1.5 Billion 2007 - 2009 Projected $1.2 Billion 2006 Projected Contracting Services Oil & Gas Production H E L I X E N E R G Y S O L U T I O N S

MARAD Construction and Other Debt Long Term Revolving Credit (Amounts in Millions) 12/31/05 12/31/04 12/31/03 12/31/02 Debt To Book Capitalization 40% 35% 22% 40% Convertible Notes H E L I X E N E R G Y S O L U T I O N S

Pro Forma Debt Summary Pro forma interest coverage of 7.1x2 on TTM EBITDA. Projected Pro Forma 2006 Debt Service Coverage of 9.6x2 Projected Debt to TTM EBITDA at Closing: 2 to 1 __________________________ 1 Floating rate, seven-year term, 1% amortization. 2 See GAAP reconciliation at Company's website - www.HelixESG.com. H E L I X E N E R G Y S O L U T I O N S

2006 Objectives (Excluding Remington)


Service Contractor
Production Contractor
HELIX
ENERGY SOLUTIONS
Oil & Gas Producer

Contracting Services

- Revenues: $650 – 750 million
- Margins: 25% – 35%
- Equity earnings: $27 – 32 million
- Achieve mechanical completion of the Independence Hub
- Begin construction for next facility opportunity

Oil and Gas Production

- 44 – 47 Bcfe of production
- Begin production from at least one acquired PUD
- Make first North Sea acquisition

Financial

- Earnings in range $2.30 - $3.30/share

Safety

- TRIR below 1.8

36
HELIX ENERGY SOLUTIONS

Highlights Last 6 Months





Contracting Services

- Acquired Torch fleet including Midnight Express
- Acquired Stolt North America fleet
- Acquired Helix RDS – reservoir engineering and well technology
- Announce conversion of cablelay ship into S-lay Vessel Caesar
- Announced drilling upgrade Q4000

Production

- Assumed operatorship Telemark deepwater field in GOM from Norsk Hydro
- Announced $1.4 Billion acquisition of Remington Oil & Gas

REMINGTON OIL AND GAS CORPORATION

HELIX ENERGY SOLUTIONS
37

Install drilling capability on the Q4000 Mechanical completion of Independence Hub facility by Q4 06. Increase through-put on Marco Polo via K2, K2 North and other tie backs. Begin construction on next floating production system Engineer and execute development of ERT PUDs Monetize via divestment of a minority interest in Shelf Construction group Continue to explore consolidation in Shelf Construction market Continue conversion of Caesar for deep pipelay Bring on three ROVs Explore adding capacity to North Sea and S.E.A. Close Remington acquisition. Add Remington program to ERT Program Complete hurricane repair work. SS224, SM107, VR331, WC215 - > 3.5 MMCFD Catch up on delayed well works program Submit development plan on Telemark (42.5%) Complete drilling Tulane (50%) Q2 06. First Production prior to year-end Drill Tiger (40%) (Spud date in April following Tulane) First Production Q4 06 Drill Huey (spud date early May) First Production 06 Drill Devils Island (50%) (spud date q2 06) First Production Q1 07 Close acquisition of PUD in North Sea Significant Events - Next 12 Months Services Production